UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934


     DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):   MAY 20,  1999


                       EQCC HOME EQUITY LOAN TRUST 1999-1
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                                         59-3557436
      DELAWARE                 333-71489                 59-3557425
      --------                 ---------                 ----------
      (STATE OR OTHER          (COMMISSION FILE          (IRS EMPLOYER
      JURISDICTION OF          NUMBER)                   IDENTIFICATION NO.)
      INCORPORATION

                        EQCC HOME EQUITY LOAN TRUST 1999-1
                            10401 DEERWOOD PARK BLVD.
                           JACKSONVILLE, FLORIDA 32256

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (904)  457-5000

ITEM  5.               OTHER  EVENTS
                       -------------

               THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       -------

(C)     EXHIBITS

99               TRUSTEE'S  REMITTANCE  REPORT  IN  RESPECT  OF  THE  MAY 1999
                 REMITTANCE  DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1999-1
                    -----------------------------------------
                                   (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED:     MAY  28,  1999                         BY:  /S/  JAMES  B.  DODD
           --------------                              --------------------
                                                  NAME:     JAMES  B.  DODD
                                                  TITLE:    VICE  PRESIDENT  /
                                                            GENERAL COUNSEL
                                                 (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99     TRUSTEE'S  REMITTANCE REPORT IN RESPECT OF THE MAY 1999 REMITTANCE DATE.